UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of                      April 29, 1998
earliest event reported)



                       SSE TELECOM, INC.
     (Exact name of registrant as specified in its charter)






Delaware                 33-10965                 52-1466297
(State  of  or other    (Commission File         (I.R.S.Employer
jurisdiction of          Number)                  Identification No.)
incorporation)


                 Suite 710, 8230 Leesburg Pike
                    Vienna, Virginia  22182
            (Address of principal executive offices)


         Registrant's telephone number:  (703) 442-4503







                                                      Page 1 of 6
                                          Exhibit index on page 3



ITEM 5.   OTHER EVENTS.


     Registrant is filing this form 8-K solely for the purpose of disclosing the effect of the adoption of FAS 128, "Earnings per Share", on its Annual Report on Form 10-K for the fiscal year ended September 27, 1997 (the 1997 Form 10-K) and the related restatement of earnings per share thereon, so that such information may be incorporated by reference into future filings. Restatement of selected financial data is for the fiscal quarters in each of the years ended September 27, 1997 and September 28, 1996 and the five years ended September 27, 1997 and related disclosures as prescribed by FAS 128 for the three years ended September 27, 1997.

      Restatement of selected financial data as relates  to   the
adoption  of  FAS 128 "Earnings per Share" is attached hereto  as
Exhibit 99.1.


      On April 27, 1998 the Company announced the consolidated statement of operations for the three and six months ended March
28, 1998 and the consolidated balance sheets as of March 28, 1998.


      As of March 28, 1998 the Company is not in compliance with one of its bank covenants on operations profitability.



ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS

     ( c ) Exhibits

          99.1 Restatement of selected data as relates to the adoption of FAS 128, "Earnings per Share".




                           SIGNATURES


      Pursuant to the requirements of the Securities and Exchange
Act  of  1934, the Registrant had duly caused this report  to  be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.

Date: April 29, 1998               SSE TELECOM, INC.



                                   By: /s/ Russ D. Kinsch
                                        Russ D. Kinsch
                                        Chief Financial Officer










                                                      Page 2 of 6
                        INDEX TO EXHIBITS



EXHIBIT
  NO.                         DESCRIPTION
-------        ---------------------------------------

99.1 Restatement of selected data as relates to the adoption of FAS 128, "Earnings per Share".



































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